UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2005

Digimarc Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-28317	94-3342784
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9405 SW Gemini Drive, Beaverton, Oregon		97008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 469-4800

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 5, 2005, Digimarc Corporation (the “Company”) hosted a conference call to discuss its anticipated financial results for 2004 and the anticipated restatement of prior period financial statements. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1.  On the same date, the Company issued a press release regarding its anticipated financial results for 2004 and the anticipated restatement.  The press release was filed as Exhibit 99.1 to a Form 8-K filed by the Company on April 6, 2004.

The information in Item 2.02 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  The information in Item 2.02 of this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements.

 The conference call hosted by the Company on April 5, 2004 disclosed certain forward looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Such forward looking statements include, without limitation, statements regarding: the expected filing date of the Company’s 2004 Form 10-K and Form 10-Q for the third quarter of 2004 and the expected timeliness of future SEC filings by the Company; the timing of the Company’s completion of the restatement of prior periods; the financial periods impacted by the Company’s anticipated restatement; the extent of the impact of the anticipated restatement on the Company’s financial results for prior periods; the Company’s ability to improve its controls and procedures; the Company’s anticipated 2004 financial results; the Company’s expectation that it will use cash in upcoming quarters to complete program implementations in Florida, Alabama and Ohio, and the Company’s expectation that it will build inventory levels for its programs in Florida, Alabama, Ohio and Mexico; the expected filing date of the Company’s amendment to its Form 10-K that will include the report of management’s assessment of the effectiveness of internal control over financial reporting and the related attestation report of the Company’s independent registered public accounting firm; the opinion the Company expects to receive from its independent registered public accounting firm with respect to the effectiveness of the Company’s internal control over financial reporting; the Company’s expectations of higher rate of growth in 2005 and the trends supporting such growth, and the Company’s expectations for financial performance in 2005 and the reasons therefore; the extent of any future roll-out of the Company’s pilot program with the U.S. Department of Transportation; the expected growth in the Company’s U.S. driver license revenues in 2005 and succeeding years as a result of various factors, including new issuance systems completed during 2004 and new contract awards received in 2004; the Company’s intent to leverage certain trends to increase the Company’s revenues; the Company’s expectations with respect to the demands in its core markets; the Company’s expectations with respect to contract opportunities in 2005; and the timing of the Company’s recognition of costs for programs in Florida and Ohio.

Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions also identify forward looking statements.  These statements are subject to certain assumptions, risks, uncertainties and changes in circumstances.  Actual results may vary materially due to, among other things, risks as to litigation and related matters in connection with the Company’s restatement of financial results, the actual timing and impact of the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002, key personnel additions or changes, as well as changes in economic, business, competitive, technological and/or regulatory factors and trends.  The forward looking statements disclosed in the conference call were made as of April 5, 2005, based on information available to the Company as of that date.  The Company is not obligated to (and expressly disclaims any obligation to) revise/update any forward looking statements in order to reflect events or circumstances that may arise after the date of this letter.  More detailed information about risk factors that may affect actual results is set forth in filings by the Company with the Securities and Exchange Commission, including the Company’s 2004 Form 10-K, including Part II, Item 7 thereof (“Management’s Discussion and Analysis of Financial Condition and Results of Operations”) under the captions “Overview”, “Critical Accounting Policies and Estimates”, “Liquidity and Capital Resources”, and “Restatement of Financial Statements”, Part I, Item 1 thereof (“Business”) under the caption “Risk Factors” and Part II, Item 9A thereof (“Controls and Procedures”).

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 6, 2005, the Company received an expected Nasdaq Staff Determination letter indicating that, due to the Company’s delay in filing its Form 10-K for the year ended December 31, 2004 beyond the March 31, 2005 filing deadline, the Company failed to comply with filing requirements for continued listing set forth in Marketplace Rule 4310(c)(14) and that its securities are, therefore, subject to delisting from The Nasdaq Stock Market.  As previously disclosed, the Company received an earlier delisting notification from Nadsaq on November 10, 2004 with respect to the Company’s delay in filing its Form 10-Q for the quarter ended September 30, 2004.

The Company has already submitted a request to the Nasdaq Listing Qualifications Panel (the “Nasdaq Panel”) seeking continued listing of the Company’s common stock on the Nasdaq National Market because the Company believes that it is in substantial compliance with the Nasdaq Panel’s decision on March 22, 2005 to provide the Company until March 31, 2005 to file both its Form 10-Q for the quarterly period ended September 30, 2004 and its Form 10-K for the year ended December 31, 2004.

As previously reported, the Company filed both its Form 10-Q and its Form 10-K on April 7, 2005.  The Company’s “substantial compliance” request addresses the late filing of both its Form 10-Q and Form 10-K.    There can be no assurance that the Nasdaq Panel will grant the Company’s request, or that the Company’s common stock will remain listed on the Nasdaq National Market.

 The Company intends to amend its Form 10-K filing on or about May 2, 2005 to submit its report of management’s assessment of the effectiveness of internal control over financial reporting and the related attestation report of its independent registered public accounting firm in connection with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

The Company issued press releases on April 1, 2005 and April 7, 2005 with respect to certain matters, including the Nasdaq delisting proceeding and the Company’s Form 10-Q for the quarterly period ended September 30, 2004 and Form 10-K for the year ended December 31, 2004.  The full texts of the press releases are attached hereto as Exhibits 99.2 and 99.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)         Exhibits.

Exhibit No.	Description
99.1	Transcript of Conference Call Hosted by Digimarc Corporation on April 5, 2005.
99.2	Press Release issued by Digimarc Corporation, dated April 7, 2005.
99.3	Press Release issued by Digimarc Corporation, dated April 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIMARC CORPORATION

Dated: April 11, 2005	By:	/s/ Michael McConnell
Michael McConnell
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Transcript of Conference Call Hosted by Digimarc Corporation on April 5, 2005.
99.2	Press Release issued by Digimarc Corporation, dated April 7, 2005.
99.3	Press Release issued by Digimarc Corporation, dated April 1, 2005.